EXHIBIT 10.4

EXECUTION COPY

This AMENDMENT NO. 5, dated as of August 10, 2005 (this “Amendment”) to the Amended and Restated Receivables Transfer Agreement dated as of August 16, 2002, as originally dated October 17, 2001, and as amended through and including the date hereof in accordance with its terms (the “Receivables Transfer Agreement”), by and among TYSON RECEIVABLES CORPORATION, a Delaware corporation, as transferor (in such capacity, the “Transferor”), TYSON FOODS, INC., a Delaware corporation, individually (“Tyson”), as collection agent (in such capacity, the “Collection Agent”) and as guarantor under the Limited Guaranty set forth in Article IX thereto (in such capacity, the “Guarantor”), the several commercial paper conduits parties thereto and their respective permitted successors and assigns (the “CP Conduit Purchasers”, each, individually, a “CP Conduit Purchaser”), the several financial institutions parties thereto as “Committed Purchasers” and their respective permitted successors and assigns (the “Committed Purchasers”, each, individually, a “Committed Purchaser”), the agent bank of each CP Conduit Purchaser and Committed Purchaser and its permitted successor and assign (the “Funding Agent” with respect to such CP Conduit Purchaser and Committed Purchaser), and JPMorgan Chase Bank, NA., a New York state banking corporation (“JPMorgan”), as administrative agent for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the parties hereto have previously entered into the Receivables Transfer Agreement;

WHEREAS, the parties wish to extend the Facility A Commitment Expiry Date from August 12, 2005 to August 9, 2006;

WHEREAS, the parties wish to extend one component of the Facility B Commitment Expiry Date from August 12, 2007 to August 9, 2008;

WHEREAS, the parties to the Receivables Transfer Agreement wish to amend the Receivables Transfer Agreement pursuant to Section 10.02 of the Receivables Transfer Agreement, subject to the terms and conditions set forth herein;

NOW THEREFORE, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto consent and agree as follows:

AGREEMENTS

SECTION 1. Definitions. Unless otherwise defined in this Amendment, all defined terms used in this Amendment, including the Recitals hereto, shall have the meanings ascribed to such terms in the Receivables Transfer Agreement.

SECTION 2. Amendments to Definitions. (a) The definition of Facility A Commitment Expiry Date set forth in Schedule A to the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

“Facility A Commitment Expiry Date” shall initially mean with respect to each Committed Purchaser, August 9, 2006, as extended from time to time with respect to such Committed Purchasers pursuant to Section 2.26 of the Receivables Transfer Agreement.

(b) Clause (a) of the definition of Facility B Commitment Expiry Date set forth in Schedule A to the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

“(a) August 9, 2008;

SECTION 3. Amendments to the Agreement. The address and other related contact information of the Administrative Agent set forth in Section 10.03 of the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

JPMorgan Chase Bank, N.A.

10 S. Dearborn

Mail Code: IL1-0594

Chicago, IL 60670

Attention:	Transaction Management

Telephone: (312) 732-4342

Telecopy:	(312) 732-3600

e-mail: abf.portfolio.management@jpmorgan.com

SECTION 4. Amendment to Schedule and Exhibit. (a) Schedule B of the Receivables Transfer Agreement entitled “Schedule of CP Conduit Purchaser, Committed Purchasers, Funding Agents, CP Conduit Funding Limits and Commitments” is amended and restated in its entirety as set forth in Exhibit A hereto. (b) Exhibit B of the Receivables Transfer Agreement entitled “List of Lockbox Banks and Accounts” is amended and restated in is entirety as set forth in Exhibit B hereto.

SECTION 5. Waivers of Notice Requirements. (a) Solely for the purposes of this Amendment, in connection with the extension of the Facility A Commitment Expiry Date, the Transferor, the Administrative Agent and each CP Conduit Purchaser hereby waive the 30 days prior notice requirement applicable to each Committed Purchaser set forth in Section 2.26 of the Receivables Transfer Agreement. (b)              In connection with the addition and termination of certain Lockbox Banks and Lockbox Accounts to be effectuated in August 2005, solely for the purposes of this Amendment, the Parties hereto hereby waive the 30 days prior notice requirement applicable to the Transferor and Sellers set forth in Section 5.02(e) of the Receivables Transfer Agreement. The waivers provided for in paragraphs 5(a) and 5(b) herein shall commence on the effectiveness of this Amendment, and except in this instance, but at all times thereafter the Receivables Transfer Agreement shall apply in all respects, and the parties to the Receivables Transfer Agreement shall have all rights and remedies, as if such waivers had never been granted.

SECTION 6. Acknowledgment of Guarantor. The Guarantor hereby acknowledges receipt of and notice of, and consents to the terms of, this Amendment.

SECTION 7. Representations and Warranties. The Transferor represents and warrants to the Administrative Agent, the Funding Agents, the CP Conduit Purchasers and the Committed Purchasers that its representations and warranties set forth in Section 3.01 of the Receivables Transfer Agreement are true and correct in all material respects, in each case as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respect as of such earlier date). Such representations and warranties shall be deemed to have been made under the Receivables Transfer Agreement.

SECTION 8. Counterparts; Conditions to Effectiveness. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Amendment will be effective on the date (the “Effective Date”) when:

(i) executed counterparts of this Amendment and the Amended and Restated Fee Letter, between the Transferor, Tyson and the Administrative Agent (the “Amended and Restated Fee Letter”), are delivered by each party hereto to the Administrative Agent;

(ii) the Transferor shall have paid to each Committed Purchaser any fee then due and payable to each Committed Purchaser under the Amended and Restated Fee Letter;

(iii) the Rating Agencies shall have provided the Rating Confirmations in accordance with Section 2.26 of the Receivables Transfer Agreement; and

(iv) the Administrative Agent has received such other documents, instruments, certificates and opinions as the Administrative Agent or any Funding Agent shall reasonably request.

SECTION 9. Agreement in Full Force and Effect. Except as expressly amended hereby, the Receivables Transfer Agreement will continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date of the effectiveness hereof, any reference to the Receivables Transfer Agreement will mean the Receivables Transfer Agreement as amended by this Amendment.

SECTION 10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 11. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

TYSON RECEIVABLES CORPORATION,

as Transferor

By: /s/ Dennis Leatherby

Name: Dennis Leatherby

Title:	SVP Finance & Treasurer &
Interim CFO

TYSON FOODS, INC., individually, as

Collection Agent and as Guarantor

By: /s/ Dennis Leatherby

Name: Dennis Leatherby

Title:	SVP Finance & Treasurer &
Interim CFO

JPMORGAN CHASE BANK, N.A.

(formerly known as The Chase Manhattan

Bank), as Administrative Agent

By: /s/ Sherri Gerner

Name: Sherri Gerner

Title:	Vice President

PARK AVENUE RECEIVABLES

COMPANY, LLC, as CP Conduit Purchaser

By: /s/ Sherri Gerner

Name: Sherri Gerner

Title:	Authorized Signer

JPMORGAN CHASE BANK, N.A.

(formerly known as The Chase Manhattan

Bank), as Committed Purchaser for Park

Avenue Receivables Company, LLC

By: /s/ Sherri Gerner

Name: Sherri Gerner

Title:	Vice President

JPMORGAN CHASE BANK, N.A.

(formerly known as The Chase Manhattan

Bank), as Funding Agent for Park Avenue

Receivables Company, LLC

By: /s/ Sherri Gerner

Name: Sherri Gerner

Title:	Vice President

THREE PILLARS FUNDING LLC, as CP

Conduit Purchaser

By: /s/ Doris J. Hearn

Name: Doris J. Hearn

Title:	Vice President

SUNTRUST BANK, as Committed

Purchaser for Three Pillars Funding LLC

By: /s/ Gregory L. Cannon

Name: Gregory L. Cannon

Title:	Director

SUNTRUST BANK, as Funding Agent for

Three Pillars Funding LLC

By: /s/ Gregory L. Cannon

Name: Gregory L. Cannon

Title:	Director

NIEUW AMSTERDAM RECEIVABLES

CORPORATION, as CP Conduit Purchaser

By: COÖPERATIEVE CENTRALE

RAIFFEISEN-BOERENLEENBANK
B.A., “RABOBANK
INTERNATIONAL”, NEW YORK
BRANCH, as Attorney-in-Fact

By: /s/ Jacqueline L. Arambuio

Name: Jacqueline L. Arambuio

Title:	Vice President

By: /s/ Wenchi Hu

Name: Wenchi Hu

Title:	Executive Director

COÖPERATIEVE CENTRALE

RAIFFEISEN-BOERENLEENBANK

B.A., “RABOBANK

INTERNATIONAL”, NEW YORK

BRANCH, as Committed Purchaser

for Nieuw Amsterdam Receivables

Corporation

By: /s/ Jacqueline L. Arambuio

Name: Jacqueline L. Arambuio

Title:	Vice President

By: /s/ Wenchi Hu

Name: Wenchi Hu

Title:	Executive Director

COÖPERATIEVE CENTRALE

RAIFFEISEN-BOERENLEENBANK

B.A., “RABOBANK

INTERNATIONAL”, NEW YORK

BRANCH, as Funding Agent for

Nieuw Amsterdam Receivables

Corporation

By: /s/ Jacqueline L. Arambuio

Name: Jacqueline L. Arambuio

Title:	Vice President

By: /s/ Wenchi Hu

Name: Wenchi Hu

Title:	Executive Director